Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

7. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to September 29, 2025, the date that the interim financial statement was available to be issued. Based upon this review, other than disclosed below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

On August 28, 2025 (the “Closing Date”), the Company consummated the Business Combination with YD Biopharma and Breeze pursuant to the Merger Agreement between the Company, YD Biopharma, Parent Merger Sub, and Company Merger Sub. The consummation of the Business Combination involved the merger of Breeze Merger Sub with and into Breeze (the “Breeze Merger,” and the time at which the Breeze Merger became effective, the “Breeze Merger Effective Time”), pursuant to which, at the closing of the transactions contemplated by the Merger Agreement, the separate corporate existence of Breeze Merger Sub ceased, with Breeze as the surviving corporation becoming a wholly owned subsidiary of the Company, and the merger of Company Merger Sub with and into YD Biopharma (the “Company Merger,” and the time at which the Company Merger became effective, the “Company Merger Effective Time”), pursuant to which, at the closing of the transactions contemplated by the Merger Agreement, the separate corporate existence of Company Merger Sub ceased, with YD Biopharma as the surviving corporation becoming a wholly owned subsidiary of the Company pursuant to the terms of the Merger Agreement and in accordance with the Companies Act. As a result of the Business Combination, the Company owns 100% of the outstanding ordinary shares of YD Biopharma and 100% of the outstanding shares, warrants, and rights of Breeze.

At the effective time of business combination on August 28, 2025, the issued and outstanding ordinary shares of the Company, were cancelled and extinguished in accordance with the Merger Agreement.

On August 28, 2025, at the closing of the Business Combination, Breeze’s outstanding shares were exchanged for 4,140,948 ordinary shares of the Company, as stipulated in the Merger Agreement. This exchange reflects the conversion of Breeze’s public shares, sponsor shares, rights and other outstanding equity interests (net of any redemptions) into ordinary shares of the Company, contributing to the post-closing equity structure of the Company.

At the same time, pursuant to the Merger Agreement, the issued and outstanding shares of YD Biopharma were exchanged for ordinary shares of the Company with each YD Biopharma shareholder receiving its pro rata share of the Exchange Consideration. The “Exchange Consideration” was the number of newly issued Pubco ordinary shares equal to (a) a transaction value of $647,304,110 divided by (b) a per share price of $10.00. “Pro Rata Share” means, with respect to each YD Biopharma shareholder, a fraction expressed as a percentage equal to (i) the number of shares of common stock held by such YD Biopharma shareholder immediately prior to the closing, divided by (ii) the total number of issued and outstanding shares of common stock immediately prior to the closing. As a result, 64,730,411 ordinary shares of Pubco were issued to the former shareholders of YD Biopharma at closing.

In addition, on August 28, 2025, Pubco issued 1,650,000 ordinary shares to certain investors in connection with a PIPE Financing raising aggregate proceeds of $13.2 million at a price per share of $8.00.

On August 28, 2025, at the closing of the Business Combination and in accordance with the Merger Agreement, Breeze’s outstanding warrants were exchanged for 16,925,000 Pubco warrants on a one-for-one basis, with the same exercise price and terms.

As of August 28, 2025 immediately following the completion of the Business Combination closing, there were 70,521,359 Pubco ordinary shares outstanding and 16,925,000 Pubco warrants outstanding.